SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 21, 2006
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                       000-25831                11-2208052
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(State or other                   (Commission             (IRS Employer
 jurisdiction of                  File Number)            Identification
 incorporation)                                              Number)




4805 Independence Pkwy., Tampa, FL                              33634
-----------------------------------                             -----
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number including area code            (813) 286-8644
                                                             --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant


     (a) On March 21, 2006 the Company issued $403,750 principal amount of up to $950,000 principal amount of senior secured notes. The notes bear interest at the rate of 18% and provide for a maturity date thirteen months from the closing date. The Company has the right to prepay the notes on or after August 1, 2006 at 105% of the principal amount together with any accrued but unpaid interest and the noteholder has the right to accelerate maturity and demand repayment in the event the Company's net income before taxes is at least $500,000 in a calendar quarter. The notes are senior to and have priority and right of payment to any and all indebtedness of the Company and the noteholders have a first lien on all of the Company's personal property and assets.

     In addition to the notes, the investors have received for $.05 per share one share of common stock for each $.95 principal amount invested. The Company is required to file a registration statement with the Securities and Exchange Commission covering the common stock issued in connection with the transaction within 180 days of the closing date.

     It is the intention of the Company to raise up to an additional $575,000 under the terms of this transaction on or before April 30, 2006. The proceeds from this offering will be used for working capital.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits
          --------

          4    Form of Securities Purchase Agreement dated as of March 1, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NETWOLVES CORPORATION

                                             By:  /s/ Peter C. Castle
                                                  ------------------------
                                                   Peter C. Castle
                                                   Chief Financial Officer


Dated:  March 27, 2006